                                                             EXHIBIT 10.22













                              DIMON INCORPORATED
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN





















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                                EFFECTIVE JANUARY 1, 1997


             ARTICLE I DEFINITIONS....................................1

                  1.01. Accounting Firm......................................1
                  1.02. Administrator........................................1
                  1.03. Affiliate............................................1
                  1.04. Board................................................1
                  1.05. Cash Balance Plan....................................1






                  1.06. Capped Parachute Payments............................1
                  1.07. Change in Control....................................1
                  1.08. Code.................................................2
                  1.09. Committee............................................2
                  1.10. Compensation.........................................2
                  1.11. Competes.............................................2
                  1.12. Control Change Date..................................3
                  1.13. Corporation..........................................3
                  1.14. Credited Compensation................................3
                  1.15. Employee.............................................3
                  1.16. Executive............................................3
                  1.17. Fiscal Year..........................................3
                  1.18. Foreign Social Security Benefit......................3
                  1.19. Joint and Survivor Annuity...........................4
                  1.20. Net After-Tax  Amount................................4
                  1.21. Normal Retirement Allowance..........................4
                  1.22. Normal Retirement Date...............................4
                  1.23. Offset Amount........................................4
                  1.24. Parachute Payment....................................5
                  1.25. Participant..........................................5
                  1.26. Pension Equalization Plan............................5
                  1.27. Plan.................................................5
                  1.28. Profit Sharing Account...............................5
                  1.29. Retirement, Retire or Retires........................6
                  1.30. Spouse...............................................6
                  1.31. Surviving Spouse.....................................6
                  1.32. Years of Service.....................................6

             ARTICLE II PARTICIPATION.................................7

                  2.01. Beginning Participation..............................7
                  2.02. Change in Status.....................................7

             ARTICLE III RETIREMENT ALLOWANCES........................8

                  3.01. Normal Retirement Allowance..........................8
                  3.02. Pre-Retirement Death Benefit.........................8

             ARTICLE IV VESTING......................................10

                  4.01. Normal Vesting......................................10
                  4.02. Change in Control...................................10
                  4.03. Competition.........................................10

             ARTICLE V ADMINISTRATION OF THE PLAN....................11

                  5.01. Generally...........................................11
                  5.02. Indemnification.....................................11
                  5.03. Determining Benefits................................11
                  5.04. Cooperation.........................................11
                  5.05. Claims..............................................12
                  5.06. Review of Claims....................................12
                  5.07. Delegation of Committee Responsibilities............14
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             ARTICLE VI TERMINATION, AMENDMENT OR MODIFICATION OF PLAN15

                  6.01. Reservation of Rights...............................15
                  6.02. Limitation on Actions...............................15
                  6.03. Effect of Termination...............................15

             ARTICLE VII MISCELLANEOUS...............................16

                  7.01. Limitation on Benefits..............................16
                  7.02. Unfunded Plan.......................................18
                  7.03. Other Benefits and Agreements.......................18
                  7.04. Restrictions on Transfer of Benefits................18
                  7.05. No Guarantee of Employment..........................19
                  7.06. Successors..........................................19
                  7.07. Construction........................................19
                  7.08. Governing Law.......................................19
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                              DIMON INCORPORATED
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                INTRODUCTION
        The Board of Directors of DIMON Incorporated (the Corporation) determined that the adoption of the DIMON Incorporated Supplemental Executive Retirement Plan (the Plan) should assist it in attracting and retaining those employees whose judgment, abilities and experience will contribute to its continued progress and success. The Board of Directors also determined that the Plan should further those objectives by providing retirement and related benefits that supplement the amounts payable under the deferred compensation plans and arrangements currently maintained by the Corporation.

        The Plan is effective January 1, 1997. The Plan is intended to provide an unfunded supplemental retirement benefit to a select group of management and highly compensated employees as such terms are used in sections 201, 301, and 501 of the Employee Retirement Income Security Act of 1974. The Plan must be interpreted and administered in a manner that is consistent with that intent.

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                                  ARTICLE I

                                 DEFINITIONS
                                 -----------


             1.01.     Accounting Firm
                       ---------------

                  Accounting Firm means the accounting firm most
             recently approved by the Corporation's shareholders as the Corporation's auditor; provided, however, that if such accounting firm declines to undertake the determinations assigned to it under this Agreement, then the "Accounting Firm" shall mean such other accounting firm designated by the Corporation.

             1.02.     Administrator
                       -------------

                  Administrator means the Committee and any delegate of
             the Committee appointed in accordance with Section 5.07.

             1.03.     Affiliate
                       ---------

                  Affiliate means any corporation which, when
             considered with the Corporation, would constitute a controlled group of corporations within the meaning of Code section 1563(a) determined without reference to Code sections 1563(a)(4) and 1563(e)(3)(C) and any entity, whether or not incorporated, which would be under common control with the Corporation within the meaning of Code section 414(c).

             1.04.     Board
                       -----

                  Board means the Board of Directors of the
             Corporation.

             1.05.     Cash Balance Plan
                       -----------------

                  Cash Balance Plan means the DIMON Incorporated Cash
             Balance Plan, and any successor thereto.

             1.06.     Capped Parachute Payments
                       -------------------------

                  Capped Parachute Payments means the largest amount of
             Parachute Payments that may be paid to the Participant without liability under Code section 4999.

             1.07.     Change in Control
                       -----------------

                  Change in Control means that (i) any "person" (as
             such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing more than 30% of the

                                         1

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             aggregate voting power of all classes of the Corporation's voting securities on a fully diluted basis, after giving effect to the conversion of all outstanding warrants, options and other securities of the Corporation convertible into or exercisable for voting securities of the Corporation (whether or not such securities are then exercisable); (ii) the shareholders of the Corporation approve (A) a plan of merger, consolidation or share exchange between the Corporation and an entity other than a direct or indirect wholly-owned subsidiary of the Corporation or (B) a proposal with respect to the sale, lease, exchange or other disposal of all, or substantially all, of the Corporation's property; or (iii) during any period of two consecutive years (which period may be deemed to begin prior to the date of this agreement), individuals who at the beginning of such period constituted the Board, together with any new members of the Board whose election by the Board or whose nomination for election by the shareholders of the Corporation was approved by a majority of the members of the Board then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board.

             1.08.     Code
                       ----

                  Code means the Internal Revenue Code of 1986, as
             amended, or any successor thereto, as in effect at the relevant time.

             1.09.     Committee
                       ---------

                  Committee means a committee of the Board appointed to
             administer the Plan.

             1.10.     Compensation
                       ------------

                  Compensation means the taxable earnings paid in cash
             by the Company to the Participant, excluding commissions and extra pay for temporary foreign service, plus amounts deferred under Code sections 401(k) and 125 pursuant to the Participant's salary reduction agreement.

             1.11.     Competes
                       --------

                  Competes means that Participant, either directly or
             indirectly, either as principal, agent, employee, employer, owner, stockholder (owning more than 5% of the value of a corporation's outstanding stock), partner, contractor, consultant or in any other individual or representative capacity, engages in the business of a tobacco or flower dealer, importer or exporter or any

                                         2
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             other business in which the Corporation or an Affiliate is engaged at such time. If any provision of the preceding sentence or Section 4.03 is ever deemed to exceed the time, geographic area, or activity limitations permitted by applicable law, the Corporation and Participant (by virtue of his participation in the Plan), agree that such provisions must be and are reformed to the maximum time, geographic area and activity limitations permitted by applicable law, and expressly authorize a court having jurisdiction to reform the provisions to the maximum time, geographic area and activity limitations permitted by applicable law.

             1.12.     Control Change Date
                       -------------------

                  Control Change Date means the date on which all of
             the events necessary for a Change in Control have occurred.

             1.13.     Corporation
                       -----------

                  Corporation means DIMON Incorporated and any
             successor corporation.

             1.14.     Credited Compensation
                       ---------------------

                  Credited Compensation means fifty percent (50%) of
             the average of the Compensation paid to the Executive during the three Fiscal Years occurring during the last ten Fiscal Years that the Participant was employed by the Company that yields the highest number.

             1.15.     Employee
                       --------

                  Employee means a person who is an employee of the
             Corporation or an Affiliate.

             1.16.     Executive
                       ---------

                  Executive means an Employee who is compensated at
             Grade 23 or above.

             1.17.     Fiscal Year
                       -----------

                  Fiscal Year means the Corporation's taxable year for
             Federal income tax purposes.

             1.18.     Foreign Social Security Benefit
                       -------------------------------

                  Foreign Social Security Benefit means the excess, if
             any of (a) the benefit payable to a Participant at normal retirement age under a retirement program maintained or established by a foreign government over (b) the benefit that would have been payable to the Participant at normal retirement age under the United States Social Security program had the Participant been covered by such program.

             1.19.     Joint and Survivor Annuity
                       --------------------------

                  Joint and Survivor Annuity means an annuity for the
             life of the Participant with a survivor annuity for the life of the Spouse which is equal to fifty percent (50%) of the amount payable during the joint lives of the Participant and Spouse and which is the actuarial equivalent (using the actuarial assumptions and methods applicable to the Cash Balance Plan) of an annuity for the life of the Participant.
                                         3
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             1.20.     Net After-Tax  Amount
                       ---------------------

                  Net After-Tax Amount means the amount of any
             Parachute Payments or Capped Parachute Payments, as applicable, net of taxes imposed under Code sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant as in effect on the date of the first payment under this Plan after a Control Change Date. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Parachute Payments, as applicable, in effect for the year in which the determination is made.

             1.21.     Normal Retirement Allowance
                       ---------------------------

                  Normal Retirement Allowance means the benefit
             described in Section 3.01, 3.02.

             1.22.     Normal Retirement Date
                       ----------------------

                  Normal Retirement Date means the first day of the
             month coincident with or next following a Participant's retirement from the Corporation or an Affiliate after attaining age 65.

             1.23.     Offset Amount
                       -------------

                  Offset Amount means the sum of the monthly benefits,
             if any, payable to or on behalf of a Participant under the Cash Balance Plan, the Pension Equalization Plan, the Profit Sharing Account, the Foreign Social Security Benefit or any employment agreement between the Company (or any Affiliate or predecessor thereof) and the Participant, or any other supplemental executive retirement plan maintained by the Corporation or an Affiliate and any other benefit plan maintained by the

                                         4
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             Corporation or an Affiliate, except to the extent that
             such plan provides a benefit attributable to a Participant's elective deferrals under Code section 401(k). For purposes of Section 3.01(a), the Offset Amount shall be determined as a single life annuity (in the case of a Participant who is not legally married on the date he Retires) and shall be determined as the amount payable to the Participant during his lifetime under a Joint and Survivor Annuity (in the case of a Participant who is legally married on the date he Retires). For purposes of Sections 3.01(b) and 3.02, the Offset Amount shall be determined as the amount payable to the Surviving Spouse after the Participant's death under a Joint and Survivor Annuity. The Offset Amount shall be determined using the actuarial assumptions and methods applicable to the Cash Balance Plan and assuming a benefit commencement date as of the date that Participant Retires.

             1.24.     Parachute Payment
                       -----------------

                  Parachute Payment means a payment that is described
             in Code section 280G(b)(2) (without regard to whether the aggregate present value of such payments exceeds the limit prescribed by Code section 280G(b)(2)(A)(ii)). The amount of any Parachute Payment shall be determined in accordance with Code section 280G and the regulations promulgated thereunder, or, in the absence of final regulations, the proposed regulations promulgated under Code section 280G.

             1.25.     Participant
                       -----------

                  Participant means an Executive who satisfies the
             requirements of Article II.

             1.26.     Pension Equalization Plan
                       -------------------------

                  Pension Equalization Plan means the Dibrell Brothers,
             Incorporated Pension Equalization Plan, and any successor thereto.

             1.27.     Plan
                       ----

                  Plan means the DIMON Incorporated Supplemental
             Executive Retirement Plan.

             1.28.     Profit Sharing Account
                       ----------------------

                  Profit Sharing Account means, as of any date, a
             Participant's March 31, 1998 profit sharing account balance in the DIMON International Profit Sharing Plan as adjusted for gains and losses as if such March 31, 1998 account balance had been invested in the Stable Value Fund of the DIMON Incorporated Savings and Profit Sharing Plan or such successor fund as may be designated by the Administrator.

             1.29.     Retirement, Retire or Retires
                       -----------------------------

                  Retirement, Retire or Retires means the termination
             of a Participant's employment with the Company or an Affiliate that occurs on or after the Participant's Normal Retirement Date.

             1.30.     Spouse
                       ------

                  Spouse means the person to whom the Participant is
             legally married on the date the Participant Retires.

             1.31.     Surviving Spouse
                       ----------------

                  Surviving Spouse means the person to whom the
             Participant is legally married on the date the Participant Retires and who survives the Participant.

                                         5
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             1.32.     Years of Service
                       ----------------

                  Years of Service is defined in Section 1.41 of the
             Cash Balance Plan.















                                         6
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                                    ARTICLE II

                                  PARTICIPATION
                                  -------------


             2.01.   Beginning Participation
                     -----------------------
                     An Executive shall become a Participant in the Plan
             as of the date that his participation is approved in writing by a resolution adopted by the Administrator. An Employee who is not an Executive shall become a Participant in the Plan as of the date that his participation is approved in writing by a resolution adopted by the Administrator. As a condition of, and in consideration for, participation in the Plan, an Executive or Employee must agree in writing
             (on a form acceptable to the Administrator), that he will not Compete with the Corporation or an Affiliate before a Control Change Date and that he accepts and agrees to be bound by the terms of Section 4.03.

             2.02.   Change in Status
                     ----------------
                     A Participant shall cease to be a Participant in
             the Plan as of the date that his designation as a Participant is revoked or rescinded in writing by a resolution adopted by the Administrator, on the date that he ceases to be an Employee unless, as of that date, he is entitled to receive a benefit under the Plan in accordance with Article IV or on the date prescribed by Section 4.03.











                                              7


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                                         ARTICLE III
                                     RETIREMENT ALLOWANCES


             3.01.   Normal Retirement Allowance
                     ---------------------------
                     (a)     Subject to the requirements and limitations of
             Article IV and Section 7.01, a Participant who Retires shall be entitled to receive his Normal Retirement Allowance under the Plan. The Normal Retirement Allowance is a monthly benefit which shall be equal to the difference between (i) and
             (ii) below where

                             (i) = The Participant's Credited Compensation
                (determined as of his Normal Retirement Date) divided by twelve (12), and

                             (ii) = Offset Amount.


             The Normal Retirement Allowance shall be payable in accordance with the payroll practices of the Corporation and its Affiliates, commencing as of the date the Participant Retires and ending with the payment for the month in which the Participant dies. Payments of the Normal Retirement Allowance shall be reduced in accordance with income and employment tax withholding requirements.

                  (b) A monthly allowance shall be paid to the Participant's Surviving Spouse, if any, commencing with the month following the month in which the Participant dies and ending with the payment for the month in which the Surviving Spouse dies. Such benefit shall be equal to the difference between (i) and (ii) below where

                        (i) = One-half (1/2) of the Participant's
                Credited Compensation (determined as of his Normal Retirement Date) divided by twelve (12), and

                        (ii) = Offset Amount.

             The preceding sentences to the contrary notwithstanding, no benefit shall be payable under this Section 3.01(b) unless Participant Retires and becomes eligible to receive his Normal Retirement Allowance under
             Section 3.01(a).

             3.02.   Pre-Retirement Death Benefit
                     ----------------------------

                A monthly allowance shall be paid to the Participant's
             Surviving Spouse, if any, commencing with the later of the month in which the Participant would have attained age sixty (60) and the month following the month in which the Participant dies and ending with the payment for the month in which the Surviving Spouse dies.
             Such benefit shall be equal to the difference between
             (i) and (ii) below with such difference multiplied by
             (iii) below where


                                        8
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                (i) = One-half (1/2) of the Participant's Credited
             Compensation (determined as of his date of death) divided by twelve (12), and

                (ii) = Offset Amount, and

                (iii) = A fraction, the numerator of which is the
             sum of the Participant's age at death and his Years of Service (but such total shall not exceed 80) and the denominator of which is 80.

        The preceding sentences to the contrary notwithstanding, no benefit shall be payable under this Section 3.02 unless Participant dies after attaining age fifty (50) but before becoming eligible to receive his Normal Retirement
        Allowance under Section 3.01(a).











                                    9
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                               ARTICLE IV
                                VESTING



             4.01.   Normal Vesting
                     --------------

                     No benefit will be payable to a Participant
                or Surviving Spouse under the Plan unless the Participant, while an employee of the Corporation or an Affiliate, attains age sixty (60) and the sum of the Participant's age and the number of Years of Service credited to the Participant equal eighty (80).

             4.02.   Change in Control
                     -----------------

                     Notwithstanding Section 4.01, any Participant
             who is a Participant on a Control Change Date shall be entitled to benefit payments in accordance with
             Article III.

             4.03.   Competition
                     -----------

                     Notwithstanding Sections 4.01 and 4.02, a Participant
             shall cease to be a Participant on, and no benefits shall be payable under the Plan to a Participant or the Participant's Surviving Spouse after, the date that Participant engages in conduct that Competes with the Corporation or an Affiliate. The preceding sentence shall not apply on or after a Control Change Date.


                                              10

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                                        ARTICLE V
                                 ADMINISTRATION OF THE PLAN
                                 --------------------------


             5.01.   Generally
                     ---------

                     The Plan shall be administered by the Administrator.
             Subject to the provisions of the Plan, the Administrator may adopt such rules and regulations as may be necessary to carry out the purposes of the Plan. The Administrator's discretion to perform or consent to any act or to interpret the Plan is exclusive and shall be final and conclusive if all similarly situated Participants are treated in a consistent manner.

             5.02.   Indemnification
                     ---------------

             The Corporation shall indemnify and save harmless the Administrator against any and all expenses and liabilities arising out of the administration of the Plan, excepting only expenses and liabilities arising out of his own willful misconduct. Expenses against which the Administrator shall be indemnified hereunder shall include without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought or settlement of a claim. The foregoing right of indemnification shall be in addition to any other rights to which the Administrator may be entitled.

             5.03.   Determining Benefits
                     --------------------
             In addition to the powers hereinabove specified, the Administrator shall have the power to compute and certify the amount and kind of benefits from time to time payable to or on behalf of Participants under the Plan, to authorize all disbursements for such purposes, and to determine whether a Participant or Surviving Spouse is entitled to a benefit under the Plan.

             5.04.   Cooperation
                     -----------

                     To enable the Administrator to perform its functions,
             the Corporation and its Affiliates shall supply full and timely information to the Administrator on all matters relating to the compensation of all Participants, their retirement, death or other reason for termination of employment, and such other pertinent facts as the Administrator may require.

                                           11

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             5.05.   Claims
                     ------

                     It is not necessary to file a claim in order
             to receive Plan benefits.

                 On receipt of a claim for Plan benefits, the
             Administrator must respond in writing within ninety days. If necessary, the Administrator's first notice must indicate any special circumstances requiring an extension of time for the Administrator's decision. The extension notice must indicate the date by which the Administrator expects to render a decision; an extension of time for processing may not exceed ninety days after the end of the initial period.

                     If a claim is wholly or partially denied, the
             Administrator must give written notice within the time provided in the preceding paragraph. An adverse notice must specify each reason for denial. There must be specific reference to provisions of the Plan or related documents on which the denial is based. If additional material or information is necessary for the claimant to perfect the claim, it must be described and there must be an explanation of why that material or information is necessary. Adverse notice must disclose appropriate information about the steps that the claimant must take if he wishes to submit the claim for review. If notice that a claim has been denied is not furnished within the time required in the preceding paragraph, the claim is deemed denied.

                    The full value of a payment made according to
             the provisions of the Plan satisfies that much of the claim and all related claims under the Plan against the Administrator and the Corporation and its Affiliates, each of whom, as a condition to a payment from it or directed by it, may require the Participant, Surviving Spouse, or legal representative to execute a receipt and release of the claim in a form determined by the person requesting the receipt and release.

             5.06.   Review of Claims
                     ----------------

                     The Committee must review a claimant's proper
             written request for review of a denied claim.
             The Committee must receive the written request before sixty-one days after the claimant's receipt of notice that a claim has been denied according to the preceding Plan Section. The claimant and an authorized representative are entitled to be present and heard if any hearing is used as part of the review.

                     The Committee must determine whether there
             will be a hearing. Before any hearing, the claimant or a duly authorized representative may review all Plan documents and other papers that affect the claim and may submit issues and comments in writing. The Committee must schedule any hearing to give sufficient time for this review and submission, giving notice of the schedule and deadlines for submissions.

                      The Committee must advise the claimant in writing
             of the final determination after review. The decision on review must be written in a manner calculated to be understood by the claimant, and it must include specific reasons for the decision and specific references to the pertinent provisions of the Plan or related documents on which the decisions is based. Except as otherwise provided in this Section, the written advice must be

                                        12

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


             rendered within sixty days after the request for review is received, unless special circumstances require an extension of time for processing. If an extension is necessary, the decision must be rendered as soon as possible but no later than 120 days after receipt of the request for review. If the Committee has regularly scheduled meetings at least quarterly, the following rules govern the time for the decision after review.
             If the claimant's written request for review is received more than thirty days before a Committee meeting, the decision of the Committee must be rendered at the next meeting after the request for review is received. If the claimant's written request for review is received thirty days or less before a Committee meeting, the decision of the Committee must be rendered at the Committee's second meeting after the request for review has been received.
             If special circumstances (such as the need to hold a hearing) require an extension of time for processing, the decision of the Committee must be rendered not later than the Committee's third meeting after the request for review has been received. If an extension of time for review is required, written notice of the extension must be furnished to the claimant before the extension begins. If notice that a claim has been denied on review is not received by the claimant within the time required in this paragraph, the claim is deemed denied on review.

             5.07.   Delegation of Committee Responsibilities
                     ----------------------------------------

                     The Committee, in its discretion, may delegate
             to one or more officers of the Corporation or an Affiliate all or part of the Committee's authority and duties under the Plan; provided, however, that the Committee may not delegate its authority or duties under Article II, Article VI or
             Section 5.06. The Committee may revoke or amend the terms of a delegation in accordance with the preceding sentence but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan and the prior delegation.







                                          13
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


                                     ARTICLE VI
                TERMINATION, AMENDMENT OR MODIFICATION OF PLAN
                ----------------------------------------------



              6.01.   Reservation of Rights
                      ----------------------

                      Except as otherwise specifically provided, the
             Corporation reserves the right to terminate, amend or modify this Plan wholly or partially at any time and from time to time. Such right to terminate, amend or modify the Plan shall be exercised by the Committee or its delegate. Notwithstanding the preceding, with respect to an affected Participant, the Plan may not be amended, modified or terminated after a Change in Control unless the affected Participant agrees to such amendment, modification or termination in writing.

             6.02.   Limitation on Actions
                     ---------------------

                     The rights of the Corporation set forth in the
             preceding Section are subject to the condition that except as provided in Section 4.03, the Committee or its delegate shall take no action to terminate the Plan or decrease the benefit that would become payable or is payable, as the case may be, with respect to a Participant or his Surviving Spouse after a Control Change Date or after the Participant has satisfied the requirements of
             Section 4.01.

             6.03.   Effect of Termination
                     ---------------------

                     Except as otherwise provided in this Article VI,
             upon the termination of this Plan by the Committee, the Plan shall be of no further force or effect, and neither the Corporation or its Affiliates or the Administrator nor the Participant or his Surviving Spouse shall have any further obligation or right under this Plan. Likewise, except as otherwise provided in this
             Article VI, the rights of any individual who was a Participant and who ceases to be a Participant shall be forfeited on the date that the individual ceases to be a Participant.

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                                  ARTICLE VII
                                 MISCELLANEOUS
                                 -------------


             7.01.   Limitation on Benefits
                     ----------------------

                     (a) If any benefits payable under this Plan and any other payments that the Participant is entitled to receive under other plans and agreements constitute Parachute Payments that are subject to the "golden parachute" rules of Code section 280G and the excise tax of Code section 4999, the Parachute Payments shall be reduced if, and only to the extent that, a reduction will allow the Participant to receive a greater Net
             After Tax Amount than he would receive absent a reduction. The remaining provisions of this Section describe how that intent will be effectuated.

                     (b) The Accounting Firm will first determine the amount of any Parachute Payments that are payable to the Participant. The Accounting Firm will also determine the Net After Tax Amount attributable to the Participant' total Parachute Payments.

                     (c) The Accounting Firm will next determine the amount of the Participant's Capped Parachute Payments. Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Participant's
             Capped Parachute Payments.

                     (d) The Participant will receive the total Parachute Payments unless the Accounting Firm determines that the Capped Parachute Payments will yield the Participant a higher Net After Tax Amount, in which case the Participant will receive the Capped Parachute Payments. If the Participant will receive the Capped Parachute Payments, the Participant's total Parachute Payments will be adjusted by first reducing the amount payable under other plans and agreements (with the reductions first coming from cash benefits and then from noncash benefits). The Accounting Firm will notify the Participant and the Corporation if it determines that the Parachute Payments must be reduced to the Capped Parachute Payments and will send the Participant and the Corporation a copy of its detailed calculations supporting that determination.

                     (e) As a result of any uncertainty in the application of Code sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Section, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this
             Section 7.01 ("Overpayments"), or that additional amounts should be paid or distributed to the Participant under this Section 7.01 ("Underpayments"). If the Accounting Firm determines, based on either controlling precedent, substantial authority or the assertion of a deficiency by the Internal Revenue Service against the Participant or the Corporation, which assertion the Accounting
             Firm believes has a high probability of success, that
             an Overpayment has been made, that Overpayment will be treated for all purposes as a loan ab initio that
                                                -- ------
             the Participant must repay to the Corporation together with interest at the applicable federal rate under Code section 7872(f)(2); provided, however, that no

                                        15
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             loan will be deemed to have been made and no amount will
             be payable by the Participant to the Corporation unless, and only to the extent that, the deemed loan and payment would either reduce the amount on which the Participant is subject to tax under Code section 4999 or generate a refund of tax imposed under Code section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Corporation of that determination and the amount of that Underpayment will be paid to the Participant promptly by the Corporation.

                     (f) All determinations made by the Accounting Firm under this Section 7.01 are binding on the Participant and the Corporation and must be made within sixty days after the Participant's termination of employment with the Corporation and its Affiliates unless reasonable cause requires an extension of time. The Accounting Firm must provide the Participant and the Corporation written notice of any required extension before the end of the sixty-day period; but the Accounting Firm must make its determinations under this Section 7.01 as soon as possible and not later than nine months after the Participant's termination of employment with the Corporation and its Affiliates.

             7.02.   Unfunded Plan
                     -------------

                     The Corporation and its Affiliates have only a
             contractual obligation to make payments of the
             benefits described in the Plan. All benefits are to be satisfied solely out of the general corporate assets of the Corporation and its Affiliates which shall remain
             subject to the claims of its creditors.   No assets of
             the Corporation or its Affiliates will be segregated or committed to the satisfaction of its obligations to any Participant or Surviving Spouse under this Plan.
             If the Corporation or an Affiliate, in its sole discretion, elects to purchase life insurance on the life of a Participant in connection with the Plan, the Participant must submit to a physical examination, if required by the insurer, and otherwise cooperate in the issuance of such policy or his rights under the Plan will be forfeited. The Corporation may establish a trust, the assets of which shall remain subject to the claims of creditors of the Corporation and Affiliates, in anticipation of the Corporation's obligations under the Plan. If not previously established, such trust shall be established as of a Control Change
             Date and the Corporation (or its successor) shall contribute assets to such trust at least equal to the present value of Participants' benefits (whether or not vested and determined using the actuarial assumptions and methods applicable to the Cash Balance
             Plan) and maintain such funded status until all obligations owed by the Plan to Participants and their Surviving Spouses have been paid in full.

                                        16
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             7.03.   Other Benefits and Agreements
                     -----------------------------
                     The benefits, if any, provided for a Participant
             or a Surviving Spouse under the Plan are in addition to any other benefits available to such persons under any other plan or program of the Corporation for its employees, and, except as may otherwise be expressly provided for, the Plan shall supplement and shall not supersede, modify or amend any other plan or program of the Corporation or an Affiliate in which a Participant is participating.

             7.04.   Restrictions on Transfer of Benefits
                     ------------------------------------

                     No right or benefit under the Plan shall be subject
             to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If any Participant or his Surviving Spouse should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right to a benefit hereunder, then such right or benefit, in the discretion of the Administrator, shall cease and terminate, and, in such event, the Administrator may hold or apply all or part of the benefit of such Participant or Surviving Spouse in such manner and in such portion as the Administrator may deem proper.

             7.05.   No Guarantee of Employment
                     --------------------------

                     The Plan does not in any way limit the right of
             the Corporation or an Affiliate at any time and for any reason to terminate the Participant's employment or such Participant's status as an officer of the Corporation or an Affiliate. In no event shall the Plan by its terms or implications constitute an employment contract of any nature whatsoever between the Corporation or an Affiliate and a Participant.

             7.06.   Successors
                     ----------

                     The Plan shall be binding upon the Corporation
             and its successors and assigns; subject to the powers set forth in Article VI, and upon a Participant and his Surviving Spouse and either of their assigns, heirs, executors and administrators.

                                        17
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




             7.07.   Construction
                     ------------

                     Headings are given for ease of reference and
             must be disregarded in interpreting the Plan.
             Masculine pronouns wherever used shall include feminine pronouns and the use of the singular shall include the plural.

             7.08.   Governing Law
                     -------------

                     This Plan shall be governed by the laws of
             the Commonwealth of Virginia (other than its choice-of-laws provisions) except to the extent that the laws of the Commonwealth of Virginia are preempted by the laws of the United States.

                      As evidence of its adoption of the Plan,
             DIMON Incorporated has caused this instrument to be signed by 30 day of July, 1998.

                                        DIMON INCORPORATED


                                        By:     /s/ J. O. Hunnicutt
                                        Title:  V.P. Administration











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